Exhibit 99.906 CERT

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Jose C. Benitez, President of Fortune V Separate Account, certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended June 30, 2022 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Jose C. Benitez
Jose C. Benitez
(Principal Executive Officer)

Date: August 23, 2022

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to Fortune V Separate Account and will be retained by UFS, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.906 CERT

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Roberto J Martinez, Treasurer and Secretary of Fortune V Separate Account, certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended June 30, 2022 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Roberto J. Martinez
Roberto J. Martinez
(Principal Financial Officer & Secretary)

Date: August 23, 2022

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to Fortune V Separate Account and will be retained by UFS, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.